LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$562,983,000 (Approximate)

STRUCTURED ASSET SECURITIES CORP.

SERIES 2005-S3

SENIOR/SUBORDINATE CERTIFICATES

BACKED BY 2ND LIEN MORTGAGES

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

To 10% Call
		Initial	Est.	Payment			Legal
		Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/Fitch/DBRS)
A1(4)	225,000,000	1 M LIBOR	0.63	1-15	29.25%	TBD	06/25/2035	Aaa/AAA/AAA
A2(4)	188,187,000	1 M LIBOR	1.99	15-35	29.25%	TBD	06/25/2035	Aaa/AAA/AAA
M1	21,900,000	1 M LIBOR	5.43	35-66	25.50%	TBD	06/25/2035	Aa1/AA+/AA(high)
M2	20,732,000	1 M LIBOR	5.30	58-66	21.95%	TBD	06/25/2035	Aa2/AA/AA
M3	13,140,000	1 M LIBOR	4.79	53-66	19.70%	TBD	06/25/2035	Aa3/AA-/AA(low)
M4	12,264,000	1 M LIBOR	4.53	49-66	17.60%	TBD	06/25/2035	A1/A+/A(high)
M5	11,680,000	1 M LIBOR	4.36	46-66	15.60%	TBD	06/25/2035	A2/A/A
M6	10,804,000	1 M LIBOR	4.24	44-66	13.75%	TBD	06/25/2035	A3/A-/A(low)
M7	9,636,000	1 M LIBOR	4.16	43-66	12.10%	TBD	06/25/2035	Baa1/BBB+/BBB(high)
M8	8,760,000	1 M LIBOR	4.09	41-66	10.60%	TBD	06/25/2035	Baa2/BBB+/BBB(high)
M9	7,884,000	1 M LIBOR	4.05	40-66	9.25%	TBD	06/25/2035	Baa3/BBB/BBB
M10	9,636,000	1 M LIBOR	4.00	39-66	7.60%	TBD	06/25/2035	NR/BBB/BBB
M11	8,176,000	1 M LIBOR	3.96	38-66	6.20%	TBD	06/25/2035	NR/BBB-/BBB(low)
B1	7,884,000	6.00%	3.14	37-41	4.85%	N/A	06/25/2035	NR/BB+/BB(high)
B2	7,300,000	6.00%	4.75	41-66	3.60%	N/A	06/25/2035	NR/BB/BB

To Maturity
		Initial	Est.	Payment			Legal
		Coupon/	WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(Moody’s/Fitch/DBRS)
A1(4)	225,000,000	1 M LIBOR	0.63	1-15	29.25%	TBD	06/25/2035	Aaa/AAA/AAA
A2(4)	188,187,000	1 M LIBOR	1.99	15-35	29.25%	TBD	06/25/2035	Aaa/AAA/AAA
M1	21,900,000	1 M LIBOR	7.95	35-145	25.50%	TBD	06/25/2035	Aa1/AA+/AA(high)
M2	20,732,000	1 M LIBOR	5.75	58-127	21.95%	TBD	06/25/2035	Aa2/AA/AA
M3	13,140,000	1 M LIBOR	5.16	53-123	19.70%	TBD	06/25/2035	Aa3/AA-/AA(low)
M4	12,264,000	1 M LIBOR	4.90	49-120	17.60%	TBD	06/25/2035	A1/A+/A(high)
M5	11,680,000	1 M LIBOR	4.72	46-117	15.60%	TBD	06/25/2035	A2/A/A
M6	10,804,000	1 M LIBOR	4.60	44-114	13.75%	TBD	06/25/2035	A3/A-/A(low)
M7	9,636,000	1 M LIBOR	4.50	43-111	12.10%	TBD	06/25/2035	Baa1/BBB+/BBB(high)
M8	8,760,000	1 M LIBOR	4.42	41-107	10.60%	TBD	06/25/2035	Baa2/BBB+/BBB(high)
M9	7,884,000	1 M LIBOR	4.36	40-104	9.25%	TBD	06/25/2035	Baa3/BBB/BBB
M10	9,636,000	1 M LIBOR	4.29	39-100	7.60%	TBD	06/25/2035	NR/BBB/BBB
M11	8,176,000	1 M LIBOR	4.23	38-95	6.20%	TBD	06/25/2035	NR/BBB-/BBB(low)
B1	7,884,000	6.00%	3.14	37-41	4.85%	N/A	06/25/2035	NR/BB+/BB(high)
B2	7,300,000	6.00%	5.16	41-89	3.60%	N/A	06/25/2035	NR/BB/BB

(1)

Subject to a permitted variznce of + 5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes a speed of 20% CPR for the first month in the life of the loan, increasing to 35% CPR in month 12 and remaining constant thereafter.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 3.60%.

(4)

The Class A1 and Class A2 Certificates are the Senior Certificates.

Principal Payment Priority

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1 and A2 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates (the “Subordinate Certificates”), sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, the Principal Distribution Amount (as defined herein) will be distributed as follows:

1)

To the Class A1 and A2 Certificates, sequentially and in that order, provided, however, that principal will only be allocated to the Class A Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage; and

3)

To the Class B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind the Class B1 and B2 Certificates in the aggregate is equal to two times the B2 initial credit enhancement percentage.

The “Stepdown Date” is the earlier of (a) the Distribution Date on which both the Class A1 and Class A2 Certificates are reduced to zero, or (b) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is equal to the Targeted Senior Enhancement Percentage of 58.50%, and (ii) the 37th distribution date.

The “Overcollateralization Target” with respect to any Distribution Date prior to the Stepdown Date is equal to 3.60% of the Cut-Off Date collateral balance.  The Overcollateralization Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) 3.60% of the Cut-Off Date collateral balance and (b) 7.20% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the Overcollateralization Target will be equal to the Overcollateralization Target for the immediately preceding Distribution Date.

The “Overcollateralization Amount” with respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate certificate principal balance after giving effect to distributions on such Distribution Date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Interest Rate” for the Class B1 and B2 Certificates (the “Class B Certificates”) will initially be equal to the lesser of (i) 6.00% and (ii) the Net Funds Cap, calculated on a 30/360 basis.

The “Accrual Period” for the Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on June 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay the Servicing Fee and the Trustee Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A1 and A2 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, sequentially and in that order;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to achieve or maintain the Overcollateralization Target;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1 and A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1, and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1, and B2 Certificates any Deferred Amounts; and

(10)

To pay remaining amounts to the holder of the Class X Certificates.

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period; provided, however, that with respect to the Class B Certificates, clause (b) above will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and the Trustee Fee Rate.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (30.70%), Option One (21.75%), Fremont (14.68%), Fieldstone Mortgage (13.50%), Accredited Home Lenders Inc. (10.68%) and Lime Financial (4.15%) and are serviced by GMAC (37.75%), Aurora (31.31%), Wells Fargo (30.41%), Chase (0.46%) and Option One (0.07%).  The mortgage loans serviced by Aurora may transfer to another servicer in the securitization on or about August 1, 2005.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the amount calculated under its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Offered Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization and the Subordinate Certificates in inverse order of priority. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount.”  The balance of the Class A Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the loans is reduced to less than 10% of the Cut-off Date collateral balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margins on the Class A Certificates will double, the margins on the Class M Certificates will increase to 1.5 times their initial margin and the interest rates on the Class B Certificates will increase to 6.50%.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Certificates.  The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero and then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to achieve or maintain the OC Target.

The OC Target with respect to any Distribution Date prior to the Stepdown Date is equal to 3.60% of the Cut-Off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) 3.60% of the Cut-Off Date collateral balance and (b) 7.20% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [16]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

July 2007 to June 2008

2.00% for the first month, plus an additional 1/12th of 2.75% for each month thereafter

July 2008 to June 2009

4.75% for the first month, plus an additional 1/12th of 3.00% for each month thereafter

July 2009 to June 2010

7.75% for the first month, plus an additional 1/12th of

2.75% for each month thereafter

July 2010 to June 2011

10.50% for the first month, plus an additional 1/12th of

2.00% for each month thereafter

July 2011 to June 2012

12.50% for the first month, plus an additional 1/12th of

0.50% for each month thereafter

July 2012 and thereafter

13.00%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

Moody’s	Michael Labuskes	(212) 553-2935
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-S3
Depositor:	Structured Asset Securities Corporation
Trustee:	[TBD]
Master Servicer:	Aurora Loan Services
Credit Risk Manager:	The MurrayHill Company
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day Actual First Payment Date: July 25, 2005
Statistical Calculation Date:	May 1, 2005
Cut-Off Date:	June 1, 2005
Pricing Date:	Week of June 10, 2005
Closing Date:	June 30, 2005
Settlement Date:	June 30, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 Days on the LIBOR Certificates and the Class B Certificates
Dated Date:	June 25, 2005
Day Count:	Actual/360 for the LIBOR Certificates 30/360 for the Class B Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	0.50% of the loan principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments of $1,000 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the certificates are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.24	0.83	0.63	0.50	0.41
Window (mos)	1-31	1-20	1-15	1-12	1-10
Expected Final Mat.	1/25/2008	2/25/2007	9/25/2006	6/25/2006	4/25/2006

Class A2
Avg. Life (yrs)	5.91	3.72	1.99	1.53	1.23
Window (mos)	31-137	20-91	15-35	12-27	10-22
Expected Final Mat.	11/25/2016	1/25/2013	5/25/2008	9/25/2007	4/25/2007

Class M1
Avg. Life (yrs)	7.49	5.32	5.43	3.91	2.66
Window (mos)	43-137	47-91	35-66	27-50	22-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M2
Avg. Life (yrs)	7.49	5.20	5.30	4.07	3.31
Window (mos)	43-137	44-91	58-66	45-50	39-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M3
Avg. Life (yrs)	7.49	5.14	4.79	3.70	3.08
Window (mos)	43-137	43-91	53-66	41-50	34-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M4
Avg. Life (yrs)	7.49	5.10	4.53	3.49	2.87
Window (mos)	43-137	42-91	49-66	38-50	32-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M5
Avg. Life (yrs)	7.49	5.08	4.36	3.36	2.74
Window (mos)	43-137	41-91	46-66	36-50	30-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M6
Avg. Life (yrs)	7.49	5.06	4.24	3.26	2.65
Window (mos)	43-137	40-91	44-66	34-50	28-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M7
Avg. Life (yrs)	7.49	5.05	4.16	3.19	2.58
Window (mos)	43-137	40-91	43-66	33-50	27-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	7.49	5.03	4.09	3.14	2.54
Window (mos)	43-137	39-91	41-66	32-50	26-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M9
Avg. Life (yrs)	7.49	5.03	4.05	3.10	2.50
Window (mos)	43-137	39-91	40-66	31-50	26-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M10
Avg. Life (yrs)	7.49	5.01	4.00	3.07	2.47
Window (mos)	43-137	38-91	39-66	30-50	25-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class M11
Avg. Life (yrs)	7.49	5.01	3.96	3.03	2.45
Window (mos)	43-137	38-91	38-66	30-50	24-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

Class B1
Avg. Life (yrs)	5.17	3.54	3.14	2.43	1.99
Window (mos)	43-86	37-56	37-41	29-31	24-25
Expected Final Mat.	8/25/2012	2/25/2010	11/25/2008	1/25/2008	7/25/2007

Class B2
Avg. Life (yrs)	9.99	6.58	4.75	3.61	2.86
Window (mos)	86-137	56-91	41-66	31-50	25-40
Expected Final Mat.	11/25/2016	1/25/2013	12/25/2010	8/25/2009	10/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.00	0.64	0.46
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	8/25/2007	11/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	5.07	2.68	1.60
Window (mos)	26-119	17-77	12-29
Expected Final Mat.	5/25/2015	11/25/2011	11/25/2007

Class M1
Avg. Life (yrs)	6.45	5.73	4.19
Window (mos)	37-119	60-77	29-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M2
Avg. Life (yrs)	6.45	5.12	4.49
Window (mos)	37-119	52-77	50-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M3
Avg. Life (yrs)	6.45	4.86	4.07
Window (mos)	37-119	49-77	45-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M4
Avg. Life (yrs)	6.45	4.74	3.83
Window (mos)	37-119	47-77	42-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M5
Avg. Life (yrs)	6.45	4.64	3.67
Window (mos)	37-119	45-77	39-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M6
Avg. Life (yrs)	6.45	4.58	3.56
Window (mos)	37-119	43-77	37-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M7
Avg. Life (yrs)	6.45	4.53	3.48
Window (mos)	37-119	42-77	36-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	6.45	4.49	3.42
Window (mos)	37-119	41-77	35-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M9
Avg. Life (yrs)	6.45	4.46	3.37
Window (mos)	37-119	40-77	34-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M10
Avg. Life (yrs)	6.45	4.43	3.33
Window (mos)	37-119	40-77	33-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class M11
Avg. Life (yrs)	6.45	4.40	3.29
Window (mos)	37-119	39-77	32-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Class B1
Avg. Life (yrs)	4.41	3.29	2.62
Window (mos)	37-74	38-47	31-34
Expected Final Mat.	8/25/2011	5/25/2009	4/25/2008

Class B2
Avg. Life (yrs)	8.64	5.56	3.94
Window (mos)	74-119	47-77	34-55
Expected Final Mat.	5/25/2015	11/25/2011	1/25/2010

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.24	0.83	0.63	0.50	0.41
Window (mos)	1-31	1-20	1-15	1-12	1-10
Expected Final Mat.	1/25/2008	2/25/2007	9/25/2006	6/25/2006	4/25/2006

Class A2
Avg. Life (yrs)	6.31	4.06	1.99	1.53	1.23
Window (mos)	31-256	20-176	15-35	12-27	10-22
Expected Final Mat.	10/25/2026	2/25/2020	5/25/2008	9/25/2007	4/25/2007

Class M1
Avg. Life (yrs)	8.09	5.86	7.95	5.79	3.85
Window (mos)	43-231	47-176	35-145	27-110	22-86
Expected Final Mat.	9/25/2024	2/25/2020	7/25/2017	8/25/2014	8/25/2012

Class M2
Avg. Life (yrs)	8.08	5.73	5.75	4.48	3.83
Window (mos)	43-225	44-175	58-127	45-97	39-76
Expected Final Mat.	3/25/2024	1/25/2020	1/25/2016	7/25/2013	10/25/2011

Class M3
Avg. Life (yrs)	8.06	5.66	5.16	3.99	3.29
Window (mos)	43-218	43-170	53-123	41-94	34-73
Expected Final Mat.	8/25/2023	8/25/2019	9/25/2015	4/25/2013	7/25/2011

Class M4
Avg. Life (yrs)	8.05	5.62	4.90	3.77	3.08
Window (mos)	43-212	42-166	49-120	38-91	32-71
Expected Final Mat.	2/25/2023	4/25/2019	6/25/2015	1/25/2013	5/25/2011

Class M5
Avg. Life (yrs)	8.04	5.58	4.72	3.63	2.95
Window (mos)	43-206	41-162	46-117	36-89	30-70
Expected Final Mat.	8/25/2022	12/25/2018	3/25/2015	11/25/2012	4/25/2011

Class M6
Avg. Life (yrs)	8.02	5.55	4.60	3.53	2.85
Window (mos)	43-200	40-157	44-114	34-87	28-68
Expected Final Mat.	2/25/2022	7/25/2018	12/25/2014	9/25/2012	2/25/2011

Class M7
Avg. Life (yrs)	8.00	5.53	4.50	3.45	2.78
Window (mos)	43-194	40-153	43-111	33-84	27-66
Expected Final Mat.	8/25/2021	3/25/2018	9/25/2014	6/25/2012	12/25/2010

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	7.98	5.49	4.42	3.39	2.73
Window (mos)	43-187	39-148	41-107	32-81	26-64
Expected Final Mat.	1/25/2021	10/25/2017	5/25/2014	3/25/2012	10/25/2010

Class M9
Avg. Life (yrs)	7.95	5.47	4.36	3.34	2.67
Window (mos)	43-180	39-143	40-104	31-79	26-62
Expected Final Mat.	6/25/2020	5/25/2017	2/25/2014	1/25/2012	8/25/2010

Class M10
Avg. Life (yrs)	7.95	5.43	4.29	3.29	2.63
Window (mos)	43-176	38-138	39-100	30-76	25-59
Expected Final Mat.	2/25/2020	12/25/2016	10/25/2013	10/25/2011	5/25/2010

Class M11
Avg. Life (yrs)	7.95	5.38	4.23	3.23	2.59
Window (mos)	43-176	38-131	38-95	30-72	24-56
Expected Final Mat.	2/25/2020	5/25/2016	5/25/2013	6/25/2011	2/25/2010

Class B1
Avg. Life (yrs)	5.17	3.54	3.14	2.43	1.99
Window (mos)	43-86	37-56	37-41	29-31	24-25
Expected Final Mat.	8/25/2012	2/25/2010	11/25/2008	1/25/2008	7/25/2007

Class B2
Avg. Life (yrs)	10.84	7.15	5.16	3.92	3.08
Window (mos)	86-176	56-124	41-89	31-68	25-53
Expected Final Mat.	2/25/2020	10/25/2015	11/25/2012	2/25/2011	11/25/2009

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.00	0.64	0.46
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	8/25/2007	11/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	5.47	3.00	1.60
Window (mos)	26-228	17-171	12-29
Expected Final Mat.	6/25/2024	9/25/2019	11/25/2007

Class M1
Avg. Life (yrs)	7.05	6.20	6.23
Window (mos)	37-205	60-155	29-122
Expected Final Mat.	7/25/2022	5/25/2018	8/25/2015

Class M2
Avg. Life (yrs)	7.04	5.59	4.97
Window (mos)	37-199	52-150	50-107
Expected Final Mat.	1/25/2022	12/25/2017	5/25/2014

Class M3
Avg. Life (yrs)	7.03	5.32	4.38
Window (mos)	37-192	49-146	45-103
Expected Final Mat.	6/25/2021	8/25/2017	1/25/2014

Class M4
Avg. Life (yrs)	7.02	5.19	4.14
Window (mos)	37-187	47-142	42-101
Expected Final Mat.	1/25/2021	4/25/2017	11/25/2013

Class M5
Avg. Life (yrs)	7.01	5.08	3.97
Window (mos)	37-181	45-139	39-98
Expected Final Mat.	7/25/2020	1/25/2017	8/25/2013

Class M6
Avg. Life (yrs)	7.00	5.01	3.85
Window (mos)	37-176	43-135	37-96
Expected Final Mat.	2/25/2020	9/25/2016	6/25/2013

Class M7
Avg. Life (yrs)	7.00	4.94	3.76
Window (mos)	37-176	42-131	36-93
Expected Final Mat.	2/25/2020	5/25/2016	3/25/2013

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	7.00	4.89	3.70
Window (mos)	37-176	41-127	35-90
Expected Final Mat.	2/25/2020	1/25/2016	12/25/2012

Class M9
Avg. Life (yrs)	7.00	4.85	3.64
Window (mos)	37-176	40-123	34-87
Expected Final Mat.	2/25/2020	9/25/2015	9/25/2012

Class M10
Avg. Life (yrs)	7.00	4.79	3.58
Window (mos)	37-176	40-118	33-84
Expected Final Mat.	2/25/2020	4/25/2015	6/25/2012

Class M11
Avg. Life (yrs)	6.95	4.73	3.52
Window (mos)	37-172	39-112	32-79
Expected Final Mat.	10/25/2019	10/25/2014	1/25/2012

Class B1
Avg. Life (yrs)	4.41	3.29	2.62
Window (mos)	37-74	38-47	31-34
Expected Final Mat.	8/25/2011	5/25/2009	4/25/2008

Class B2
Avg. Life (yrs)	9.43	6.06	4.28
Window (mos)	74-163	47-105	34-75
Expected Final Mat.	1/25/2019	3/25/2014	9/25/2011

Net Funds Cap Schedule (1) (2)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	9.61200	31	9.29984
2	9.30185	32	9.29976
3	9.30177	33	9.94104
4	9.61174	34	9.29961
5	9.30160	35	9.60952
6	9.61157	36	9.29946
7	9.30143	37	9.60936
8	9.30135	38	9.29930
9	10.29786	39	9.29922
10	9.30123	40	9.60911
11	9.61121	41	9.29905
12	9.30111	42	9.60894
13	9.61108	43	9.29889
14	9.30099	44	9.29880
15	9.30093	45	10.29501
16	9.61089	46	9.29863
17	9.30080	47	9.60849
18	9.61076	48	9.29845
19	9.30067	49	9.60831
20	9.30061	50	9.29827
21	10.29703	51	9.29818
22	9.30047	52	9.60803
23	9.61042	53	9.29800
24	9.30034	54	9.60783
25	9.61028	55	9.29781
26	9.30020	56	9.29772
27	9.30013	57	10.29382
28	9.61006	58	9.29756
29	9.29998	59	9.60739
30	9.60991	60	9.29739

(1)

Based on one-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”), and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR curve. Other assumptions incorporated include: (1) 100% of the Prepayment Assumption, (2) 100% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	17.98	32.508
M2	15.63	29.202
M3	14.21	27.096
M4	12.93	25.123
M5	11.75	23.236
M6	10.68	21.467
M7	9.73	19.847
M8	8.88	18.356
M9	8.13	17.007
M10	7.23	15.345
M11	6.53	14.018
B1	5.95	12.896
B2	5.48	11.970

Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	6.14%	31	5.05%
2	5.84%	32	5.04%
3	5.77%	33	5.30%
4	5.80%	34	5.02%
5	5.58%	35	5.14%
6	5.62%	36	5.00%
7	5.43%	37	4.96%
8	5.45%	38	4.73%
9	5.80%	39	4.75%
10	5.38%	40	4.94%
11	5.49%	41	4.82%
12	5.33%	42	4.99%
13	5.44%	43	4.86%
14	5.29%	44	4.86%
15	5.27%	45	5.30%
16	5.38%	46	4.87%
17	5.22%	47	5.01%
18	5.33%	48	4.86%
19	5.12%	49	5.00%
20	5.17%	50	4.85%
21	5.55%	51	4.84%
22	5.14%	52	4.98%
23	5.26%	53	4.83%
24	5.11%	54	4.97%
25	5.25%	55	4.82%
26	5.11%	56	4.82%
27	5.10%	57	5.24%
28	5.22%	58	4.81%
29	5.08%	59	4.95%
30	5.20%	60	4.80%

(1)

Based on gradually increasing one-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

SASCO 2005-S3 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Balloon	5,355	$268,446,176.34	45.97%	10.131%	684	97.98%	32.73%
Fixed Rate	7,236	315,564,306.18	54.03	10.102	666	98.13	54.26
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
0.01 - 50,000.00	8,398	$247,385,118.28	42.36%	10.248%	666	97.94%	56.17%
50,000.01 - 100,000.00	3,464	241,515,041.69	41.35	10.029	677	98.53	37.49
100,000.01 - 150,000.00	614	72,504,532.69	12.41	9.893	684	98.34	30.09
150,000.01 - 200,000.00	83	14,388,058.55	2.46	10.302	694	97.05	38.58
200,000.01 - 250,000.00	22	5,077,945.42	0.87	10.354	681	90.21	32.13
250,000.01 - 300,000.00	7	1,996,766.57	0.34	10.444	729	87.30	28.79
350,000.01 - 400,000.00	3	1,143,019.32	0.20	9.832	714	74.69	0.00
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Purchase	10,478	$487,186,857.75	83.42%	10.145%	678	98.56%	42.15%
Cash Out Refinance	1,544	73,318,151.48	12.55	9.955	654	95.09	54.00
Rate/Term Refinance	455	18,516,155.15	3.17	9.908	659	96.70	56.08
Debt Consolidation	108	4,498,889.11	0.77	10.444	630	98.13	76.11
Home Improvement	6	490,429.03	0.08	9.914	620	98.88	68.24
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Primary Home	10,370	$505,944,616.87	86.63%	9.940%	667	98.54%	46.50%
Investment	1,947	65,052,628.94	11.14	11.293	719	94.73	29.89
Second Home	274	13,013,236.71	2.23	11.062	722	96.02	33.49
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Original Terms to Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	6,006	$281,620,933.60	48.22%	10.159%	682	97.83%	34.33%
181 - 240	373	12,984,732.62	2.22	10.276	654	98.95	60.47
241 - 360	6,212	289,404,816.30	49.55	10.066	667	98.24	53.40
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	6,006	$281,620,933.60	48.22%	10.159%	682	97.83%	34.33%
181 - 240	373	12,984,732.62	2.22	10.276	654	98.95	60.47
241 - 360	6,212	289,404,816.30	49.55	10.066	667	98.24	53.40
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

State Distributions (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
CA	2,227	$166,878,715.44	28.57%	9.869%	678	98.27%	33.42%
FL	1,182	48,218,013.37	8.26	10.377	680	97.04	38.08
NY	498	33,414,059.74	5.72	9.739	675	97.55	34.81
AZ	790	30,739,220.91	5.26	10.480	688	97.24	46.67
TX	932	27,087,636.68	4.64	9.913	671	98.36	52.13
MA	464	26,585,398.33	4.55	10.210	679	98.03	36.97
CO	515	21,912,095.53	3.75	10.116	666	98.23	59.83
WA	500	21,818,948.16	3.74	10.094	672	98.67	64.71
VA	380	20,199,953.72	3.46	10.286	672	97.63	46.79
IL	514	19,712,454.60	3.38	10.172	673	98.45	45.38
Other	4,589	167,443,986.04	28.67	10.288	668	98.26	53.39
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Original Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
<= 60.00	16	$662,619.05	0.11%	9.788%	632	41.18%	51.74%
60.01 - 70.00	23	1,775,441.14	0.30	9.901	651	66.57	26.54
70.01 - 80.00	132	8,645,673.29	1.48	8.969	687	78.21	12.03
80.01 - 85.00	106	3,861,381.06	0.66	9.794	676	84.16	27.36
85.01 - 90.00	851	33,926,631.66	5.81	10.053	688	89.66	17.79
90.01 - 100.00	11,463	535,138,736.32	91.63	10.141	673	99.19	46.74
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Not Available	17	$556,878.79	0.10%	10.233%	N/A	98.68%	83.29%
541 - 560	63	947,416.08	0.16	11.583	554	93.56	85.86
561 - 580	139	2,991,067.06	0.51	11.029	576	95.77	90.31
581 - 600	840	30,076,629.56	5.15	10.777	591	98.87	96.00
601 - 620	1,189	47,088,159.88	8.06	10.443	611	98.60	89.99
621 - 640	1,594	67,731,576.01	11.60	10.321	631	98.49	70.04
641 - 660	2,065	100,114,140.17	17.14	10.085	650	98.66	45.64
661 - 680	1,806	89,256,567.74	15.28	9.971	670	97.82	32.31
681 - 700	1,527	78,974,554.65	13.52	10.049	690	97.72	24.90
701 - 720	1,121	58,498,248.72	10.02	9.975	710	98.01	21.48
721 - 740	887	42,860,403.33	7.34	9.811	730	97.73	23.97
741 - 760	668	31,798,613.92	5.44	9.977	750	97.23	26.01
761 - 780	402	19,332,008.01	3.31	10.054	770	97.10	29.25
781 >=	273	13,784,218.60	2.36	9.725	793	96.87	39.56
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Single Family	8,556	$385,806,932.39	66.06%	10.033%	668	98.36%	47.91%
PUD	1,817	89,373,855.24	15.30	10.229	686	97.42	38.96
2-4 Family	1,164	63,417,117.67	10.86	10.445	692	97.02	31.08
Condo	1,054	45,412,577.22	7.78	10.129	682	98.26	43.36
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	$187,656,587.24	$13,484,939.21	$101,809,086.30	$12,017,126.45	$0.00	$596,566.98	$315,564,306.18
Balloon	173,380,871.19	11,548,662.01	60,140,073.84	19,336,720.34	162,623.47	3,877,225.49	268,446,176.34
Total:	$361,037,458.43	$25,033,601.22	$161,949,160.14	$31,353,846.79	$162,623.47	$4,473,792.47	$584,010,482.52

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	59.47%	4.27%	32.26%	3.81%	0.00%	0.19%	54.03%
Balloon	64.59	4.30	22.40	7.20	0.06	1.44	45.97
Total:	61.82%	4.29%	27.73%	5.37%	0.03%	0.77%	100.00%

Prepayment Penalty Description (Top 5)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
None	8,275	$361,037,458.43	61.82%	10.201%	682	97.46%	41.48%
6 Mos. Int. on Amt. Prepaid >20% Orig. Bal.	3,333	178,373,328.60	30.54	9.988	660	99.02	50.08
2% of UPB	233	9,214,533.32	1.58	10.038	645	99.20	73.37
5% of Amt. Prepaid	139	8,482,245.87	1.45	9.752	680	98.21	36.36
6 Mos. Int. on 80%	95	8,443,346.09	1.45	9.673	695	99.42	8.66
Other	516	18,459,570.21	3.16	10.078	659	99.30	50.93
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full	6,394	$259,073,798.33	44.36%	9.820%	653	99.05%	100.00%
Stated	3,817	211,074,502.90	36.14	10.215	685	98.57	0.00
Limited	1,869	89,163,335.66	15.27	10.687	702	96.61	0.00
No Documentation	511	24,698,845.63	4.23	10.307	709	88.65	0.00
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

DTI Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full Doc Loans:
<= 0.00	32	$1,296,241.02	0.50%	10.038%	711	98.69%	100.00%
0.01 - 5.00	5	175,452.76	0.07	9.454	671	100.00	100.00
5.01 - 10.00	16	830,117.50	0.32	10.342	656	99.42	100.00
10.01 - 15.00	36	1,457,594.45	0.56	10.304	662	99.27	100.00
15.01 - 20.00	81	2,880,191.95	1.11	9.906	660	99.13	100.00
20.01 - 25.00	194	6,891,360.93	2.66	9.976	655	98.82	100.00
25.01 - 30.00	378	13,223,916.29	5.10	9.880	653	99.37	100.00
30.01 - 35.00	706	26,672,512.07	10.30	9.816	660	98.61	100.00
35.01 - 40.00	1,115	42,936,608.11	16.57	9.882	656	99.01	100.00
40.01 - 45.00	1,614	67,534,464.34	26.07	9.769	658	98.97	100.00
45.01 - 50.00	1,674	70,875,304.75	27.36	9.797	642	99.24	100.00
50.01 - 55.00	481	21,402,355.84	8.26	9.742	648	99.03	100.00
55.01 - 60.00	62	2,897,678.32	1.12	10.038	634	99.41	100.00
Subtotal (Full Doc) :	6,394	$259,073,798.33	44.36%	9.820%	653	99.05%	100.00%

Non-Full Doc Loans:
<= 0.00	1,122	$57,859,282.66	17.81%	10.271%	713	93.09%	0.00%
0.01 - 5.00	17	769,901.33	0.24	10.137	711	94.35	0.00
5.01 - 10.00	15	704,216.96	0.22	10.079	688	98.14	0.00
10.01 - 15.00	42	1,749,671.29	0.54	10.972	704	96.46	0.00
15.01 - 20.00	87	2,743,066.58	0.84	10.658	694	95.43	0.00
20.01 - 25.00	188	6,712,853.97	2.07	10.633	703	96.26	0.00
25.01 - 30.00	317	13,662,717.78	4.20	10.649	698	96.88	0.00
30.01 - 35.00	545	24,006,756.23	7.39	10.488	693	97.76	0.00
35.01 - 40.00	1,026	50,754,443.92	15.62	10.412	693	97.96	0.00
40.01 - 45.00	1,859	103,017,019.23	31.70	10.362	685	98.37	0.00
45.01 - 50.00	922	59,546,364.25	18.33	10.200	678	98.98	0.00
50.01 - 55.00	51	3,209,539.51	0.99	9.896	671	98.52	0.00
55.01 - 60.00	6	200,850.48	0.06	11.136	679	92.79	0.00
Subtotal (Non-Full Doc):	6,197	$324,936,684.19	55.64%	10.351%	692	97.28%	0.00%
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Statistical Calculation Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
5.501 - 6.000	7	$517,531.14	0.09%	5.953%	696	96.14%	80.66%
6.001 - 6.500	5	194,319.67	0.03	6.488	715	97.18	100.00
6.501 - 7.000	25	1,400,036.84	0.24	6.899	697	94.47	52.09
7.001 - 7.500	42	2,281,528.91	0.39	7.351	702	95.29	80.65
7.501 - 8.000	199	10,759,237.43	1.84	7.918	714	96.14	64.28
8.001 - 8.500	641	32,756,250.72	5.61	8.362	710	96.09	66.63
8.501 - 9.000	1,427	68,920,670.88	11.80	8.872	688	98.04	61.54
9.001 - 9.500	1,246	65,379,968.70	11.19	9.347	692	98.29	38.83
9.501 - 10.000	2,649	132,012,831.65	22.60	9.853	673	98.66	42.78
10.001 - 10.500	2,161	100,113,255.14	17.14	10.338	660	98.37	41.28
10.501 - 11.000	1,630	69,949,600.82	11.98	10.813	642	98.69	50.32
11.001 - 11.500	978	38,280,534.74	6.55	11.314	651	98.30	39.41
11.501 - 12.000	520	23,044,607.51	3.95	11.869	673	96.63	22.43
12.001 - 12.500	325	10,013,785.77	1.71	12.338	682	96.20	33.34
12.501 - 13.000	278	11,359,770.69	1.95	12.769	690	97.16	13.50
13.001 - 13.500	365	13,233,744.51	2.27	13.295	711	96.99	7.60
13.501 - 14.000	93	3,792,807.40	0.65	13.677	715	97.37	5.40
Total:	12,591	$584,010,482.52	100.00%	10.115%	674	98.06%	44.36%